Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Agnes B Crane, LLC	Louisiana
American Petroleum Tankers II LLC	Delaware
American Petroleum Tankers III LLC	Delaware
American Petroleum Tankers IV LLC	Delaware
American Petroleum Tankers IX LLC	Delaware
American Petroleum Tankers LLC	Delaware
American Petroleum Tankers Parent LLC	Delaware
American Petroleum Tankers V LLC	Delaware
American Petroleum Tankers VI LLC	Delaware
American Petroleum Tankers VII LLC	Delaware
American Petroleum Tankers VIII LLC	Delaware
American Petroleum Tankers X LLC	Delaware
American Petroleum Tankers XI LLC	Delaware
ANR Advance Holdings, Inc.	Delaware
ANR Real Estate Corporation	Delaware
APT Florida LLC	Delaware
APT Intermediate Holdco LLC	Delaware
APT New Intermediate Holdco LLC	Delaware
APT Pennsylvania LLC	Delaware
APT Sunshine State LLC	Delaware
Ascension Holding Company, L.L.C.	Delaware
Banquete Hub LLC	Delaware
Battleground Oil Specialty Terminal Company LLC	Delaware
Bear Creek Storage Company, L.L.C.	Louisiana
Berkshire Feedline Acquisition Limited Partnership	Massachusetts
Betty Lou LLC	Delaware
BHP Billiton Petroleum (Eagle Ford Gathering) LLC	Delaware
Bighorn Gas Gathering, L.L.C.	Delaware
Calnev Pipe Line LLC	Delaware
Camino Real Gas Gathering Company LLC	Delaware
Camino Real Gathering Company, L.L.C.	Delaware
Cantera Gas Company LLC	Delaware
CDE Pipeline LLC	Delaware
Cedar Cove Midstream LLC	Delaware
Central Florida Pipeline LLC	Delaware
Cheyenne Plains Gas Pipeline Company, L.L.C.	Delaware
CIG Gas Storage Company LLC	Delaware
CIG Pipeline Services Company, L.L.C.	Delaware
Citrus Energy Services, Inc.	Delaware
Citrus LLC	Delaware

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Cliffside Helium, LLC	Delaware
Cliffside Refiners, L.P.	Delaware
Coastal Eagle Point Oil Company	Delaware
Coastal Oil New England, Inc.	Massachusetts
Coastal Wartsila Petroleum Private Limited	India
Colorado Interstate Gas Company, L.L.C.	Delaware
Colorado Interstate Issuing Corporation	Delaware
Colton Processing Facility	[California]
Copano Double Eagle LLC	Delaware
Copano Energy Finance Corporation	Delaware
Copano Energy L.L.C.	Delaware
Copano Energy Services/Upper Gulf Coast LLC	Texas
Copano Field Services GP, L.L.C.	Delaware
Copano Field Services/North Texas, L.L.C.	Delaware
Copano Field Services/South Texas LLC	Texas
Copano Field Services/Upper Gulf Coast LLC	Texas
Copano Liberty, LLC	Delaware
Copano Liquids Marketing LLC	Delaware
Copano NGL Services (Markham), L.L.C.	Delaware
Copano NGL Services LLC	Texas
Copano Pipelines Group, L.L.C.	Delaware
Copano Pipelines/North Texas, L.L.C.	Delaware
Copano Pipelines/Rocky Mountains, LLC	Delaware
Copano Pipelines/South Texas LLC	Texas
Copano Pipelines/Upper Gulf Coast LLC	Texas
Copano Processing LLC	Texas
Copano Risk Management LLC	Texas
Copano Terminals LLC	Delaware
Copano/Webb-Duval Pipeline LLC	Delaware
Cortez Capital Corporation	Delaware
Cortez Expansion Capital Corporation	Delaware
Cortez Pipeline Company	Texas
Coscol Petroleum Corporation	Delaware
Coyote Gas Treating Limited Liability Company	Colorado
CPNO Services LLC	Texas
Cross Country Development L.L.C.	Delaware
Cypress Interstate Pipeline LLC	Delaware
Dakota Bulk Terminal LLC	Delaware
Deeprock Development, LLC	Delaware
Delta Terminal Services LLC	Delaware

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Double Eagle Pipeline LLC	Delaware
Eagle Ford Gathering LLC	Delaware
El Paso Amazonas Energia Ltda.	Brazil
El Paso CGP Company, L.L.C.	Delaware
El Paso Cheyenne Holdings, L.L.C.	Delaware
El Paso Citrus Holdings, Inc.	Delaware
El Paso CNG Company, L.L.C.	Delaware
El Paso Energia do Brasil Ltda.	Brazil
El Paso Energy Argentina Service Company	Delaware
El Paso Energy Capital Trust I	Delaware
El Paso Energy E.S.T. Company	Delaware
El Paso Energy International Company	Delaware
El Paso Energy Marketing de Mexico, S. de R.L. de C.V.	Mexico
El Paso Energy Service Company, L.L.C.	Delaware
El Paso LLC	Delaware
El Paso Marketing Company, L.L.C.	Delaware
El Paso Merchant Energy North America Company, L.L.C.	Delaware
El Paso Merchant Energy-Petroleum Company	Delaware
El Paso Mexico Holding B.V.	Netherlands
El Paso Midstream Group LLC	Delaware
El Paso Natural Gas Company, L.L.C.	Delaware
El Paso Noric Investments III, L.L.C.	Delaware
El Paso Reata Energy Company, L.L.C.	Delaware
El Paso Remediation Company	Delaware
El Paso Rio Negro Energia Ltda.	Brazil
El Paso Ruby Holding Company, L.L.C.	Delaware
El Paso Services Holding Company	Delaware
El Paso Tennessee Pipeline Co., L.L.C.	Delaware
Elba Express Company, L.L.C.	Delaware
Elba Liquefaction Company, L.L.C.	Delaware
Elizabeth River Terminals LLC	Delaware
Emory B Crane, LLC	Louisiana
EP Ruby LLC	Delaware
EPBGP Contracting Services LLC	Delaware
EPC Building LLC	Delaware
EPC Property Holdings, Inc.	Delaware
EPEC Corporation	Delaware
EPEC Oil Company Liquidating Trust	Delaware Law
EPEC Polymers, Inc.	Delaware
EPEC Realty, Inc.	Delaware

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
EPED B Company	Cayman Islands
EPED Holding Company	Delaware
EPTP Issuing Corporation	Delaware
Fayetteville Express Pipeline LLC	Delaware
Fife Power	Scotland
Florida Gas Transmission Company, LLC	Delaware
Fort Union Gas Gathering, L.L.C.	Delaware
Frank L Crane, LLC	Louisiana
GEBF, L.L.C.	Louisiana
General Stevedores GP, LLC	Texas
General Stevedores Holdings LLC	Delaware
Greens Port CBR, LLC	Delaware
Guilford County Terminal Company, LLC	North Carolina
Gulf Coast Express Pipeline LLC	Delaware
Gulf LNG Energy (Port), LLC	Delaware
Gulf LNG Energy, LLC	Delaware
Gulf LNG Holdings Group, LLC	Delaware
Gulf LNG Liquefaction Company, LLC	Delaware
Gulf LNG Pipeline, LLC	Delaware
Harrah Midstream LLC	Delaware
HBM Environmental LLC	Delaware
Hiland Crude, LLC	Oklahoma
Hiland Partners Finance Corp.	Delaware
Hiland Partners Holdings LLC	Delaware
Horizon Pipeline Company, L.L.C.	Delaware
HPH Oklahoma Gathering LLC	Delaware
I.M.T. Land Corp.	Louisiana
ICPT, L.L.C.	Louisiana
Independent Trading & Transportation Company I, L.L.C.	Oklahoma
International Marine Terminals Partnership	Louisiana
JV Tanker Charterer LLC	Delaware
Kellogg Terminal, LLC	Delaware
Kinder Morgan 2-Mile LLC	Delaware
Kinder Morgan Administrative Services Tampa LLC	Delaware
Kinder Morgan Altamont LLC	Delaware
Kinder Morgan Baltimore Transload Terminal LLC	Delaware
Kinder Morgan Battleground Oil LLC	Delaware
Kinder Morgan Border Pipeline LLC	Delaware
Kinder Morgan Bulk Terminals LLC	Louisiana
Kinder Morgan Canada Company ULC	British Columbia (Canada)

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Kinder Morgan Carbon Dioxide Transportation Company	Delaware
Kinder Morgan CO2 Company, L.P.	Texas
Kinder Morgan Commercial Services LLC	Delaware
Kinder Morgan Contracting Services LLC	Delaware
Kinder Morgan Crude & Condensate LLC	Delaware
Kinder Morgan Crude Marketing LLC	Delaware
Kinder Morgan Crude Oil Pipelines LLC	Delaware
Kinder Morgan Crude to Rail LLC	Delaware
Kinder Morgan Cushing LLC	Delaware
Kinder Morgan Dallas Fort Worth Rail Terminal LLC	Delaware
Kinder Morgan Deeprock North Holdco LLC	Delaware
Kinder Morgan Endeavor LLC	Delaware
Kinder Morgan Energy Partners, L.P.	Delaware
Kinder Morgan EP Midstream LLC	Delaware
Kinder Morgan Finance Company LLC	Delaware
Kinder Morgan Foundation	Colorado
Kinder Morgan Freedom Pipeline LLC	Delaware
Kinder Morgan G.P., Inc.	Delaware
Kinder Morgan Galena Park West LLC	Delaware
Kinder Morgan Gas Natural de Mexico, S. de R.L. de C.V.	Mexico
Kinder Morgan Heartland ULC	Alberta (Canada)
Kinder Morgan Illinois Pipeline LLC	Delaware
Kinder Morgan IMT Holdco LLC	Delaware
Kinder Morgan Keystone Gas Storage LLC	Delaware
Kinder Morgan KMAP LLC	Delaware
Kinder Morgan Las Vegas LLC	Delaware
Kinder Morgan Linden Transload Terminal LLC	Delaware
Kinder Morgan Liquids Terminals LLC	Delaware
Kinder Morgan Liquids Terminals St. Gabriel LLC	Delaware
Kinder Morgan Louisiana Pipeline Holding LLC	Delaware
Kinder Morgan Louisiana Pipeline LLC	Delaware
Kinder Morgan Marine Services LLC	Delaware
Kinder Morgan Materials Services, LLC	Delaware
Kinder Morgan Mexico LLC	Delaware
Kinder Morgan Mid Atlantic Marine Services LLC	Delaware
Kinder Morgan NatGas O & M LLC	Delaware
Kinder Morgan NGPL Holdings LLC	Delaware
Kinder Morgan North Texas Pipeline LLC	Delaware
Kinder Morgan Operating L.P. "A"	Delaware
Kinder Morgan Operating L.P. "B"	Delaware

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Kinder Morgan Operating L.P. "C"	Delaware
Kinder Morgan Operating L.P. "D"	Delaware
Kinder Morgan Pecos LLC	Delaware
Kinder Morgan Pecos Valley LLC	Delaware
Kinder Morgan Petcoke GP LLC	Delaware
Kinder Morgan Petcoke LP LLC	Delaware
Kinder Morgan Petcoke, L.P.	Delaware
Kinder Morgan Petroleum Tankers LLC	Delaware
Kinder Morgan Pipeline LLC	Delaware
Kinder Morgan Pipeline Servicios de Mexico S. de R.L. de C.V.	Mexico
Kinder Morgan Port Manatee Terminal LLC	Delaware
Kinder Morgan Port Sutton Terminal LLC	Delaware
Kinder Morgan Port Terminals USA LLC	Delaware
Kinder Morgan Portland Jet Line LLC	Delaware
Kinder Morgan Production Company LLC	Delaware
Kinder Morgan Products Terminals LLC	Delaware
Kinder Morgan Rail Services LLC	Delaware
Kinder Morgan Resources II LLC	Delaware
Kinder Morgan Resources III LLC	Delaware
Kinder Morgan Resources LLC	Delaware
Kinder Morgan Scurry Connector LLC	Delaware
Kinder Morgan Services International LLC	Delaware
Kinder Morgan Seven Oaks LLC	Delaware
Kinder Morgan SNG Operator LLC	Delaware
Kinder Morgan Southeast Terminals LLC	Delaware
Kinder Morgan Tank Storage Terminals LLC	Delaware
Kinder Morgan Tejas Pipeline GP LLC	Delaware
Kinder Morgan Tejas Pipeline LLC	Delaware
Kinder Morgan Terminals Wilmington LLC	Delaware
Kinder Morgan Terminals, Inc.	Delaware
Kinder Morgan Texas Pipeline LLC	Delaware
Kinder Morgan Texas Terminals, L.P.	Delaware
Kinder Morgan Transmix Company, LLC	Delaware
Kinder Morgan Treating LP	Delaware
Kinder Morgan Urban Renewal II, LLC	New Jersey
Kinder Morgan Urban Renewal, L.L.C.	New Jersey
Kinder Morgan Utica LLC	Delaware
Kinder Morgan Utopia Holdco LLC	Delaware
Kinder Morgan Utopia LLC	Delaware
Kinder Morgan Utopia Ltd.	Alberta (Canada)

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Kinder Morgan Vehicle Services LLC	Delaware
Kinder Morgan Virginia Liquids Terminals LLC	Delaware
Kinder Morgan Wink Pipeline LLC	Delaware
KinderHawk Field Services LLC	Delaware
Kiowa Lateral LLC	Delaware
KM Canada Terminals ULC	Alberta (Canada)
KM Crane LLC	Maryland
KM Decatur LLC	Delaware
KM Eagle Gathering LLC	Delaware
KM Express LLC	Delaware
KM Gathering LLC	Delaware
KM Insurance Texas Inc.	Texas
KM Kaskaskia Dock LLC	Delaware
KM Liquids Terminals LLC	Delaware
KM North Cahokia Land LLC	Delaware
KM North Cahokia Special Project LLC	Delaware
KM North Cahokia Terminal Project LLC	Delaware
KM Phoenix Holdings LLC	Delaware
KM Ship Channel Services LLC	Delaware
KM Treating GP LLC	Delaware
KM Treating Production LLC	Delaware
KM Utopia Operator Limited	Alberta (Canada)
KM Utopia Operator LLC	Delaware
KMBT Legacy Holdings LLC	Tennessee
KMBT LLC	Delaware
KMGP Services Company, Inc.	Delaware
KN Telecommunications, Inc.	Colorado
Knight Power Company LLC	Delaware
KW Express, LLC	Delaware
Liberty Pipeline Group, LLC	Delaware
Lomita Rail Terminal LLC	Delaware
Mesquite Investors, L.L.C.	Delaware
Midco LLC	Delaware
Midcontinent Express Pipeline LLC	Delaware
Mid-Ship Group LLC	Delaware
Mid-Ship Oil Brokers LLC	Delaware
Milwaukee Bulk Terminals LLC	Wisconsin
MJR Operating LLC	Maryland
Mojave Pipeline Company, L.L.C.	Delaware
Mojave Pipeline Operating Company, L.L.C.	Texas

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Natural Gas Pipeline Company of America LLC	Delaware
NGPL Finance LLC	Delaware
NGPL Holdings LLC	Delaware
NGPL Intermediate Holdings LLC	Delaware
NGPL PipeCo LLC	Delaware
North Cahokia Industrial, LLC	Delaware
North Cahokia Real Estate, LLC	Delaware
North Cahokia Terminal, LLC	Delaware
Paddy Ryan Crane, LLC	Louisiana
Palmetto Products Pipe Line LLC	Delaware
Permian Highway Pipeline LLC	Delaware
PI 2 Pelican State LLC	Delaware
Pinney Dock & Transport LLC	Delaware
Plantation Pipe Line Company	Delaware and Virginia
Plantation Services LLC	Delaware
Queen City Terminals LLC	Delaware
Rahway River Land LLC	Delaware
Red Cedar Gathering Company	Colorado
River Terminals Properties GP LLC	Delaware
River Terminals Properties, L.P.	Tennessee
Ruby Investment Company, L.L.C.	Delaware
Ruby Pipeline Holding Company, L.L.C.	Delaware
Ruby Pipeline, L.L.C.	Delaware
Sage Refined Products GP, LLC	Texas
Sage Refined Products, Ltd.	Texas
ScissorTail Energy, LLC	Delaware
SFPP, L.P.	Delaware
Sierrita Gas Pipeline LLC	Delaware
SNG Pipeline Services Company, L.L.C.	Delaware
Sonoran Pipeline LLC	Delaware
Southern Dome, LLC	Delaware
Southern Gulf LNG Company, L.L.C.	Delaware
Southern Liquefaction Company LLC	Delaware
Southern LNG Company, L.L.C.	Delaware
Southern Natural Gas Company, L.L.C.	Delaware
Southern Natural Issuing Corporation	Delaware
Southern Oklahoma Gathering LLC	Delaware
SouthTex Treaters LLC	Delaware
Southwest Florida Pipeline LLC	Delaware
SRT Vessels LLC	Delaware

Exhibit 21.1

Kinder Morgan, Inc. Subsidiaries of the Registrant as of December 31, 2019

Entity Name	Place of Incorporation
Stevedore Holdings, L.P.	Delaware
Tejas Gas, LLC	Delaware
Tejas Natural Gas, LLC	Delaware
Tennessee Gas Pipeline Company, L.L.C.	Delaware
Tennessee Gas Pipeline Issuing Corporation	Delaware
Texan Tug LLC	Delaware
TGP Pipeline Services Company, L.L.C.	Delaware
The Pecos Carbon Dioxide Pipeline Company	Texas
TransColorado Gas Transmission Company LLC	Delaware
Transload Services, LLC	Illinois
Transport USA, Inc.	Pennsylvania
Utica Marcellus Texas Pipeline LLC	Delaware
Webb/Duval Gatherers	Texas
Western Plant Services LLC	Delaware
WYCO Development LLC	Colorado
Wyoming Interstate Company, L.L.C.	Delaware
Young Gas Storage Company, Ltd.	Colorado